UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2023

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 5, 2023, Walgreens Boots Alliance, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report, among other things, that Village Practice Management Company Holdings, LLC (“VillageMD”), of which a majority of the outstanding equity interests on a fully diluted basis are beneficially owned by the Company, completed its previously announced acquisition (the “Summit Health-CityMD Acquisition”) of WP CityMD Topco LLC (“Summit Health-CityMD”) on January 3, 2023.

This amendment to the Original Form 8-K (this “Amended 8-K”) amends and supplements the Original 8-K to provide the historical financial information of Summit Health-CityMD and unaudited pro forma condensed combined financial information reflecting the acquisition of Summit Health-CityMD by VillageMD required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. In accordance with the requirements of Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K, this Amended 8-K is being filed within 71 calendar days of the date that the Original 8-K was required to be filed with respect to the above referenced transaction. No other changes have been made to the Original 8-K.

To facilitate the comparison of the Company’s unaudited pro forma condensed combined financial information with the historical results of Summit Health-CityMD, the Company will furnish a supplementary Form 8-K on March 21, 2023 which presents certain non-GAAP measures of Summit Health-CityMD. These non-GAAP measures of Summit Health-CityMD are presented along with the corresponding reconciliations to the most comparable GAAP measures.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Summit Health-CityMD as of and for the year ended December 31, 2021 are filed as Exhibit 99.1 to this Amended 8-K and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Summit Health-CityMD as of and for the nine months ended September 30, 2022 are filed as Exhibit 99.2 to this Amended 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company and Summit Health-CityMD, which reflect the acquisition of Summit Health-CityMD by VillageMD, are filed as Exhibit 99.3 to this Amended 8-K and are incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of November 30, 2022;

•	Unaudited Pro Forma Condensed Combined Statement of Earnings for the year ended August 31, 2022;

•	Unaudited Pro Forma Condensed Combined Statement of Earnings for the three months ended November 30, 2022; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

The unaudited pro forma condensed combined financial information included in this Amended 8-K has been presented for informational and illustrative purposes only. It does not purport to represent the actual results of operations that the Company and Summit Health-CityMD would have achieved had the businesses been combined during the periods presented in the unaudited pro forma condensed combined financial information and is not intended to project the future results of operations that the combined businesses may achieve after the Summit Health-CityMD Acquisition was consummated.

(c)	Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent auditor of Summit Health-CityMD.

99.1	Summit Health-CityMD Audited Consolidated Financial Statements as of December 31, 2021 and for the year ended December 31, 2021.

99.2	Summit Health-CityMD Unaudited Condensed Consolidated Financial Statements as of and for the nine months ended September 30, 2022.

99.3	Unaudited Pro Forma Condensed Combined Financial Information consisting of the Unaudited Pro Forma Condensed Combined Balance Sheet as of November 30, 2022, the Unaudited Pro Forma Condensed Combined Statement of Earnings for the year ended August 31, 2022 and the Unaudited Pro Forma Condensed Combined Statement of Earnings for the three months ended November 30, 2022.

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: March 21, 2023	By:	/s/ Joseph B. Amsbary, Jr.
	Name:	Joseph B. Amsbary, Jr.
	Title:	Senior Vice President and Corporate Secretary